U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2010 (February 28, 2010)

AZTEC OIL & GAS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of
Incorporation or Organization)

000-32015	87-0439834
(Commission File Number)	(I.R.S. Employer Identification No.)

Aztec Oil & Gas, Inc.
One Riverway, Suite 1700
Houston, Texas 77056
 (Address of principal executive offices including zip code)

(713) 840-6444
(Registrant’s telephone number, including area code)

ITEM 7.01 - Regulation FD Disclosure

Aztec Oil & Gas, Inc. filed their quarterly report for the period ending February 28, 2010, attached herewith, with the Pick OTC Markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTEC OIL & GAS, INC.

Date: April 19, 2010	By: //s// Waylan R. Johnson
Waylan R. Johnson, President

Quarterly Report
Period Ending February 28, 2010

Item 1. Exact name of the issuer and the address of its principal executive offices.
Aztec Oil & Gas, Inc.
One Riverway, Ste 1700
Houston, TX 77056

Item 2. Shares outstanding.
	Period end date;	Number of shares authorized	Number of shares outstanding*
Common Stock	February 28, 2010	100,000,000	36,089,187

Series A Preferred	February 28, 2010	100,000	100,000
*All outstanding shares are freely tradable.

Section 2 – Quarterly Reporting

Item 3. Interim financial statements.

SCHMUCK, SMITH, TEES & COMPANY
A PROFESSIONAL CORPORATION
CERTIFIED PUBLIC ACCOUNTANTS

3500 WASHINGTON AVE., SUITE 200
HOUSTON, TEXAS  77007-5945
(713) 880-4900
FAX (713) 880-4910

To the Board of Directors
Aztec Oil & Gas Corporation, Inc.
Houston, Texas

We have compiled the accompanying consolidated balance sheet of Aztec Oil & Gas Corporation, Inc., and its subsidiaries (“the Company”) as of February 28, 2010, and the related statements of operations, stockholders’ deficit and cash flow for the three and six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management.  We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit some of the disclosures required by generally accepted principles.  If the omitted disclosures were included in the financial statements, they might influence the user’s conclusions about the Company’s financial position, results of operations, and cash flows.  Accordingly these financial statements are not designed for those who are not informed about such matters.

The August 31, 2009 financial statements of Aztec Oil & Gas Corporation, Inc. and its subsidiaries were audited  by other accountants whose reports stated that they were not aware of any material modifications that should be made to those statements in order for them to be in conformity with general accepted accounting principles.

SCHMUCK, SMITH, TEES & CO., P.C. April 14, 2010

Section 2 – Quarterly Reporting

Consolidated Balance Sheets
(Unaudited)

	February 28, 2010	August 31, 2009
ASSETS
Current assets:
Cash	$ 3,339,088	$ 1,206,063
Accounts receivable	20,716	16,943
Prepaid expenses and other current assets	117,199	7,922
Total current assets	3,477,003	1,230,928

Non-current assets:
Restricted cash	396,000	1,600,000
Prepaid well costs	244,746
Oil and natural gas properties, successful efforts method of accounting net of accumulated depreciation, depletion, amortization and impairment of $2,363,609 and $2,332,482, respectively	2,382,121	802,243
Computers and equipment, net of accumulated depreciation of $4,838 and $2,701, respectively	8,693	10,830

TOTAL ASSETS	$ 6,508,563	$ 3,644,001

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$ 167,205	$ 216,412
Accounts payable and accrued liabilities – related party	649,916	487,787
Salary payable	393,435	291,313
Notes payable and line of credit	267,658	331,438
Refundable subscriptions	-	-
Common stock payable	8,000	5,500
Notes payable to related parties	881,743	-
Total current liabilities	2,405,657	1,332,450

Long term liabilities:
Notes payable to related parties	-	881,743
Asset retirement obligations	37,700	35,197
Total long term liabilities	37,700	916,940

Total liabilities	2,405,657	2,249,390

Minority interest	8,225,941	4,559,916

Stockholders’ deficit:
Preferred stock, Series A, $.001 par value, 100,000 shares authorized, issued and outstanding	100	100
Common stock, $.001 par value, 100,000,000 shares authorized, 36,089,187 and 34,155,787 shares issued and outstanding, respectively	36,089	34,155
Additional paid-in capital	4,816,311	4,655,245
Accumulated deficit	(8,975,535)	(7,854,805)
Total stockholders’ deficit	(4,123,035)	(3,165,305)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$ 6,508,563	$ 3,644,001

See accountant’s report.

Section 2 – Quarterly Reporting

AZTEC OIL & GAS, INC.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended February 28,		Six Months Ended February 28,
	2010	2009	2010	2009
Oil and gas revenue	$ 34,118	$ 283,371	$ 58,590	$ 363,404

Operating expenses:
General and administrative	504,639	243,791	1,115,752	597,364
Oil and gas expenses	29,171	14,086	44,355	61,402
Depreciation, depletion, amortization and accretion	18,843	30,480	33,365	74,548
Impairment of oil and gas properties	-	-	-	530,511
Total Operating Expenses	552,653	288,357	1,193,472	1,263,825

Other income (expense)
Interest Expense	(19,250)	(19,014)	(39,174)	(42,759)
Interest Income	-	-	-	-
Total other income / (expense)	(19,250)	(19,014)	(39,174)	(42,759)

NET LOSS BEFORE MINORITY INTEREST	(537,785)	(24,000)	(1,174,056)	(943,180)

Minority Interest	36,527	6,700	53,326	398,371

NET LOSS	$ (501,258)	$ (17,300)	$(1,120,730)	$ (544,809)

Net loss per share - basic and diluted	$ (0.01)	$ (0.00)	$ (0.03)	$ (0.02)

Weighted average shares outstanding – basic and diluted	35,515,218	33,262,775	35,045,733	32,993,886

See accountant’s report.

Section 2 – Quarterly Reporting

AZTEC OIL & GAS, INC.
Consolidated Statements of Cash Flow
(Unaudited)

	Six Months Ended February 28,
	2010	2009
Cash flows used in operating activities:
Net loss	$ (1,120,730)	$ (544,809)

Adjustments to reconcile net loss to net cash used in operating activities:
Share-based compensation	165,500	71,740
Depletion, depletion, amortization and accretion	15,640	74,970
Impairment of properties	-	530,511
Minority Interest	(53,326)	(398,373)

Changes in:
Accounts receivable	(3,773)	111,464
Prepaid expenses	(109,277)	(74,025)
Accounts payable and accrued liabilities	(49,207)	(11,873)
Accounts payable and accrued liabilities – related party	162,129	101,583
Salary payable	102,122	110,026
Net cash used in operating activities	(890,922)	(28,786)

Cash flows from investing activities:
Acquisition of oil and gas properties	(1,590,878)	(274,191)
Change in restricted cash	1,204,000	-
Prepaid well costs	(244,746)	-
Capital expenditures	-	(2,413)
Refundable subscriptions	-	(200,000)
Net cash used in investing activities	(631,624)	(476,604)

Cash flows from financing activities:
Proceeds from limited partners, net of syndication costs	3,729,785	224,000
Distributions to limited partners	(10,434)	(61,631)
Proceeds from notes payable and line of credit	24,416	27,482
Proceeds from notes payable - related party	-	195,000
Payments on notes payable	(88,196)	(11,251)
Net cash provided by financing activities	3,655,571	373,600

Net increase (decrease) in cash	2,133,025	()

Cash at beginning of period	1,206,063	290,323
Cash at end of period	3,339,088	158,533

Cash paid during the period for:
Interest	$ 8,832	$ 13,967
Income taxes	-	-
Non-cash investing and financing transactions
Increase in asset retirement obligation	$ 2,400	$ -
Stock issued for stock payable	$ 5,500	$ -

See accountant’s report.

Section 2 – Quarterly Reporting

Consolidated Statements of Changes in Stockholders’ Deficit
For the Three and Six Months Ended February 28, 2010
(Unaudited)
	Preferred Shares	Preferred Stock	Common Shares	Common Stock	Additional Paid-In Capital	Accumulated Deficit	Totals
Balances, August 31, 2009	100,000	$ 100	34,155,787	$ 34,155	$ 4,655,245	$ (7,854,805)	$ (3,165,305)

Stock issued for services	-	-	880,819	881	76,619	-	77,500

Net income	-	-	-	-	-	(619,472)	(619,472)

Balances, November 30, 2009	100,000	$ 100	35,036,606	$ 35,036	$ 4,731,864	$ (8,474,277)	$ (3,707,277)

Stock issued for services	-	-	1,052,580	1,053	84,447	-	85,500

Net income	-	-	-	-	-	(501,258)	(501,258)

Balances, February 28, 2010	100,000	$ 100	36,089,186	$ 36,089	$ 4,816,311	$ (8,975,535)	$ (4,123,035)

See accountant’s report.

Section 2 – Quarterly Reporting

AZTEC OIL & GAS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION
The accompanying unaudited interim consolidated financial statements of Aztec Oil & Gas, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission and should be read in conjunction with the audited consolidated financial statements and notes thereto contained in Aztec’s Annual Report for the year ended August 31, 2009.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.  Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2009 as reported in the Annual Report have been omitted.

NOTE 2 - INVESTMENT IN DRILLING PARTNERSHIP
As of the date of this report, Aztec has completed seven Limited Partnerships; Aztec 2006A Oil & Gas Limited Partnership (“Aztec 2006A LP”), Aztec 2006B Oil & Gas Limited Partnership (“Aztec 2006B LP”), Aztec 2007A Oil & Gas Limited Partnership (“Aztec 2007A LP”), Aztec VIIIA Oil & Gas Limited Partnership (“Aztec VIIIA LP”), Aztec VIIIB Oil & Gas Limited Partnership (“Aztec VIIIB LP”), Aztec VIIIC Oil & Gas Limited Partnership (“Aztec VIIIC LP”) and Aztec XA Oil & Gas Limited Partnership (“Aztec XA LP”).  For all seven partnerships, Aztec, through its wholly-owned subsidiary, Aztec Energy, LLC (“Aztec Energy”), acts as the Managing General Partner and retains thirty percent ownership interest in each Limited Partnership (for which interest Aztec contributed all leases and paid all tangible drilling costs).  Investors receive 70% - 85% of the cash profits, defined as revenue in excess of expenses, from successful wells drilled within the partnership, with the percentage dependent on the rate of return to investors during the first five years of the partnership.  After three years from the date of the first distribution, investors in the partnerships may request that the Managing General Partner, subject to a 10% limitation based on the total interests in the profits or capital of the Partnership, financial ability and other terms, repurchase their units at a price equal to three times cash flow for the preceding twelve months.  There have been no such requests to date.  Another Aztec subsidiary, Aztec Drilling & Operating, LLC, (“ADO LLC”) serves the Partnerships as turnkey drilling contractor and operator.

Aztec has a controlling financial interest in Aztec 2006A LP, Aztec 2006B LP, Aztec 2007A LP, Aztec VIIIA LP, Aztec VIIIB LP, Aztec VIIIC LP and Aztec XA LP, therefore, the partnerships’ financial statements are consolidated with those of Aztec and the other partners’ equity is recorded as minority interest.

NOTE 3 – OIL AND GAS PROPERTIES
Oil and gas properties at February 28, 2010 and August 31, 2009 consisted of the following:

	February 28, 2010	August 31, 2009
Proved leasehold costs	$188,082	$123,925
Unproved leasehold costs	240,291	78,809
Costs of wells and development	3,950,418	2,863,419
Unevaluated capitalized exploratory well costs	334,173	38,206
Capitalized asset retirement costs	32,766	30,366
Total cost of oil and gas properties	4,745,730	3,134,725
Accumulated depletion, depreciation, amortization and impairment	(2,363,609)	(2,332,482)
Oil and gas properties, net	$2,382,121	$802,243

Aztec reviews proved oil and natural gas properties and other long-lived assets for impairment. These reviews are performed at least annually and more frequently if events and circumstances, (such as downward revision of the reserve estimates or commodity prices) indicate a decline in the recoverability of the carrying value of such properties. Aztec estimates the undiscounted future cash flows expected in connection with the properties and compares such future cash flows to the carrying amount of the properties to determine if the carrying amount is recoverable. When the carrying amounts of the properties exceed their estimated undiscounted future cash flows, the carrying amounts of the properties are reduced to their estimated fair value. The factors used to determine fair value include, but are not limited to, estimates of proved reserves, future commodity prices, the timing of future production, future capital expenditures and a risk-adjusted discount rate. There were asset impairments of $0 and $530,511 the three months ended November 30, 2009 or November 30, 2008, respectively.

NOTE 4 – NOTES PAYABLE AND LINE OF CREDIT
Aztec has an agreement with CSI Energy, LP (“CSI”), a company controlled by our Consultant, Franklin C. Fisher, Jr., wherein CSI has agreed to provide Aztec with funds as needed to permit Aztec to meet its monthly operating expenses and other obligations as they become due over the twelve month period following August 31, 2009.  As part of this arrangement, Aztec holds eight notes totaling $153,183 with an interest rate of 3.25%, four notes totaling $55,000 with an interest rate of 4.00% and one note in the amount of $205,560 with an interest rate of 9%, payable to CSI.  The notes are due in full on September 1, 2010. None of the assets of Aztec are secured or collateralized by these notes.

Aztec also has notes payable directly to our Consultant. Aztec holds four notes totaling $108,000 with an interest rate of 3.25%, one note in the amount of $20,000 with an interest rate of 4%, one note in the amount of $336,600 with an interest rate of 9.00% and one note in the amount of $3,400 with an interest rate of 9.00%, payable to our Chief Executive Officer for funds advanced to Aztec.  The notes are due in full on September 1, 2010.   None of the assets of Aztec are secured or collateralized by these notes.

Aztec financed its directors’ and officers’ insurance policy in the amount of $24,416 on September 1, 2009, of which $11,220 remains outstanding as of February 28, 2010.  The note bears an interest rate of 5.67% and matures on August 1, 2010.

In May 2007 Aztec established a line of credit with Amegy Bank National Association with a credit limit of $200,000.  In February 2008, the amount of the line of credit increased from $200,000 to $400,000.  Interest on any outstanding balances is charged at one-half of one percent above the Amegy Bank National Association prime rate.  At August 31, 2009, the prime rate was five percent (5.00%), making the loan rate five and one-half percent (5.50%).  As of February 28, 2010, the amount outstanding under this facility was $256,438.  Our Consultant has personally guaranteed the entire amount of the line of credit.  In May 2009, Aztec extended the line of credit through May 30, 2010.  Under the extension agreement, Aztec is required to make monthly interest payments on the last day of each month and was required to repay principal monthly for three months, commencing on June 30, 2009 in the amount of $25,000 each month.  Thereafter, Aztec is required to repay principal monthly in the amount $10,000 until the line of credit is due in full on May 30, 2010.

NOTE 5 - ASSET RETIREMENT OBLIGATIONS
The following is a description of the changes to the Company's asset retirement obligations for the three months ended February 28, 2010 and 2009:
	February 28,	February 28,
	2010	2009
Asset retirement obligations at beginning of quarter	$ 37,652	$ 31,228
Additions	-	-
Accretion expense	48	421
Asset retirement obligations at end of quarter	$ 37,700	$ 31,649

NOTE 6 – SHAREHOLDERS’ DEFICIT
During the quarter ended February 28, 2010, Aztec issued 1,052,580 shares of common stock valued at $85,500 to various officers and directors for services. Some of these issuances were for accounts payable accrued at November 30, 2009.  Aztec also accrued $8,000 for director compensation as stock payable to be issued in the next quarter.

Section 2 – Quarterly Reporting

Item 4. Management’s discussion and analysis or plan of operation.

A. Plan of Operation.
1. Describe the issuer’s plan of operation for the next twelve months. This description should include such matters as:
Aztec’s principal business objective is to purchase, initiate and/or participate in oil and gas interests utilizing strategies that seek to manage and reduce the risk associated with traditional exploration and production operations; and to sponsor oil and gas drilling programs sold through FINRA registered broker dealers to accredited investors.

The Company feels that their business plan will provide sufficient funding to sustain itself for the next twelve months.  However, there can be no assurances to that effect.  In the event the Company requires additional funds, the Company will have to seek loans or equity placements to cover such cash needs.  There is no assurance additional capital will be available to the Company on acceptable terms.

Management is in the process of expanding its present drilling program business, placed through FINRA registered broker dealers, and seeking other businesses or properties to acquire so that it can expand its operations. The analysis of new businesses and property acquisition opportunities and evaluating new business strategies will be undertaken by or under the supervision of the Company’s Officers and Directors. In analyzing prospective business opportunities, management will consider, to the extent applicable, the available technical, financial and managerial resources of any given business venture. Management will also consider the nature of present and expected competition; potential advances in research and development or exploration; the potential for growth and expansion; the likelihood of sustaining a profit within given time frames; the perceived public recognition or acceptance of products, services, trade or service marks; name identification; and other relevant factors. The Company anticipates that the results of operations of a specific business venture may not necessarily be indicative of the potential for future earnings, which may be impacted by a change in marketing strategies, business expansion, changing or substantially augmenting management, and other factors.

Management will analyze all relevant factors and make a determination based on a composite of available information, without reliance on any single factor. The period within which the Company will decide to participate in a given business venture cannot be predicted and will depend on certain factors, including the time involved in identifying businesses, the time required for the Company to complete its analysis of such businesses, the time required to prepare appropriate documentation and other circumstances.

i. a discussion of how long the issuer can satisfy its cash requirements and whether it will have to raise additional funds in the next twelve months;
(See A1 above)

ii. a summary of any product research and development that the issuer will perform for the term of the plan;
(See A1 above)

iii. any expected purchase or sale of plant and significant equipment; and
(See A1 above)

iv. any expected significant changes in the number of employees.
(See A1 above)

B. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
1. Full fiscal years.
i. Any known trends, events or uncertainties that have or are reasonably likely to have a material impact on the issuer's short-term or long-term liquidity;
Oil prices appear headed for a rise and on a long term basis are anticipated to increase substantially which will aid Issuer. Issuer can operate profitably at today’s energy prices on a well by well basis, and on a total firm basis with a reasonable increase in revenue which is anticipated.

ii. Internal and external sources of liquidity;
Issuer has a good banking relationship with Amegy Bank of Texas, and is also able to borrow for short term needs from Franklin C Fisher, Jr and his controlled entities.

iii. Any material commitments for capital expenditures and the expected sources of funds for such expenditures;N/A

iv. Any known trends, events or uncertainties that have had or that are reasonably expected to have a material impact on the net sales or revenues or income from continuing operations;No

v. Any significant elements of income or loss that do not arise from the issuer's continuing operations;
No

vi. The causes for any material changes from period to period in one or more line items of the issuer's financial statements; andOil and natural gas pricing

vii. Any seasonal aspects that had a material effect on the financial condition or results of operation.
No, except natural gas prices normally rise in the winter months and fall in the summer.

2. Interim Periods.
Issuer formed and funded more drilling partnerships under its sponsored drilling programs through FINRA licensed broker dealers, and intends to continue to do so.

C. Off-Balance Sheet Arrangements.
Not applicable; the issuer has no off-balance sheet arrangements.

Item 5. Legal proceedings.
See Initial Disclosure Statement filed on April 14, 2010.

Item 6. Defaults upon senior securities.
----None---

Item 7. Other information.
----None---

Item 8. Exhibits.
See Initial Disclosure Statement filed on April 14, 2010.

Item 9. Certifications.
I, Waylan Johnson., certify that:
1. I have reviewed this Quarterly Disclosure Statement of Aztec Oil & Gas, Inc.;
2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and
3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

By: //s// Waylan Johnson
Waylan Johnson
Date: April 14, 2010

I, Larry Hornbrook, certify that:
1. I have reviewed this Quarterly Disclosure Statement of Aztec Oil & Gas, Inc.;
2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and
3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

By:   //s// Larry Hornbrook
Larry Hornbrook
Date: April 14, 2010

Section 2 – Quarterly Reporting